UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4353 Park Terrace Drive, Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706-3111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2013, Advanced Inflight Alliance AG (“AIA”), the Registrant’s majority-owned foreign subsidiary, issued a press release announcing unaudited preliminary consolidated financial results for the nine month fiscal period ended September 30, 2013 (which results are subject to change upon finalization by AIA and an audit thereof). Such results were presented in accordance with International Financial Reporting Standards, as adopted by the European Union, in Euros, and a reconciliation to generally accepted accounting principles in the United States was not provided. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The Registrant consolidates AIA’s financial results to the extent of its ownership interest in AIA.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Advanced Inflight Alliance AG dated November 7, 2013 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: November 7, 2013	By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release issued by Advanced Inflight Alliance AG dated November 7, 2013 (this exhibit is furnished and not filed).